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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 29, 1995
                                                -------------------------------

                          Community Psychiatric Centers
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             (Exact name of registrant as specified in its charter)


     Nevada                              1-7008               94-1599386
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(State or other jurisdiction            (Commission       (IRS Employer
   of incorporation)                    File Number)    Identification No.)


6600 W Charleston Boulevard, Suite 118, Las Vegas, Nevada 89102
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 259-3600
                                                   ----------------------------

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         (Former name or former address.  If changed since last report)


                                        I

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Item 4.   Changes in Registrant's Certifying Accountant.

     The Board of Directors of the Company approved on September 28, 1995 the dismissal of Ernst & Young and the engagement of Price Waterhouse as the independent accountants of the Company for the fiscal year ending November 30, 1995, effective September 29, 1995, based on the recommendation of the Company's Audit Committee.

     The reports of Ernst & Young for the fiscal years ended November 30, 1993 and 1994 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.


     During the fiscal years ended November 30, 1993 and 1994 and the interim period from December 1, 1994 through September 29, 1995, the date of dismissal, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred during the Company's fiscal years ending November 30, 1993 or 1994, or the period from December 1, 1994 through September 29, 1995, except that Ernst & Young advised management and the Board of Directors in a letter dated January 28, 1994, that, in connection with the audit of the Company's 1993 fiscal year its representatives had identified certain matters involving the internal control structure of the Company's subsidiary, Transitional Hospitals Corporation and its operations which Ernst & Young considered to be material weaknesses as defined under standards established by the American Institute of Certified Public Accountants. Ernst & Young further stated in that letter that these conditions were considered in determining the nature, timing, and extent of the procedures performed in their audit for the Company's 1993 fiscal year. Ernst & Young's letter to the Board of Directors dated January 27, 1995 issued in conjunction with the audit of the Company's 1994 fiscal year stated that they noted no matters involving the internal control structure and its operations that they considered to be material weaknesses as defined under standards established by the American Institute of Certified Public Accountants.


     The Company has provided Ernst & Young with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Ernst & Young to the disclosures set forth in this section.

Item 7.   Exhibits


     A letter from Ernst & Young to the Securities and Exchange Commission dated November 6, 1995 is attached hereto as exhibit 16.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMMUNITY PSYCHIATRIC CENTERS



Date       November 6, 1995                       /s/ Wendy Simpson
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                                                  Wendy Simpson
                                                  Chief Financial Officer

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                          COMMUNITY PSYCHIATRIC CENTERS


                                INDEX TO EXHIBITS


EXHIBIT
16.1 Letter from Ernst & Young to Securities Exchange Commission dated November 6, 1995.



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